 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________

Form  8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                                                                                     October 1, 2008

FLINT TELECOM GROUP, INC.
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(Exact Name of Registrant as Specified in its Charter)

Nevada	0-21069	36-3574355
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

718 University Ave., Suite 212 Los Gatos, CA 95032
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(Address of Principal Executive Offices)   (Zip Code)

(408) 399-6120
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(Registrant’s Telephone Number, including area code)

(Formerly named Semotus Solutions, Inc.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On October 1, 2008, Semotus Solutions, Inc. (“Semotus”) acquired substantially all of the assets and liabilities of Flint Telecom, Inc. (“Flint”) in exchange for 28,460,094 shares of our restricted common stock pursuant to a definitive Contribution Agreement dated April 23, 2008 among Semotus, Flint and Flint Telecom Limited (“Flint Parent”) (the “Contribution Agreement”).  Flint is a technology and services company that provides “turnkey’ telecom services to the global telecom and media industry. Its assets are mainly comprised of telecom products that blend both proprietary software and industry leading technologies to create a converged voice and data network based on SIP protocol, the emerging technical standard for the future of telephony. This is also known as Digital Phone Service or Voice over IP (VoIP).

As part of the closing of the transaction and in addition to the issuance of the common stock noted above, Semotus assumed all of Flint’s obligations under its convertible promissory notes (the “Notes”).  A portion of the Notes, totaling approximately $4,000,000 in outstanding principal plus accrued interest to date, are convertible into shares of Semotus common stock at any time and from time to time prior to December 31, 2008 at a conversion price of $0.275 per share, and the remaining Notes, totaling approximately $2,000,000 in outstanding principal plus accrued interest to date, are convertible into shares of Semotus common stock at any time and from time to time prior to July 1, 2009 at a conversion price of $0.50 per share.  Assuming conversion by each of the holders of such Notes, such conversion will result in the issuance of approximately 18,500,000 additional shares of Semotus’ restricted common shares.  As part of the closing of the transaction, Semotus also assumed all of Flint’s obligations under outstanding warrants exercisable at $0.50 per share for a three year term which, assuming exercise by each of the holders of such warrants, will result in the issuance of approximately 6,850,000 additional shares of Semotus’ restricted common shares. The foregoing description of the Notes and warrants are qualified in their entirety by reference to the full text of the Notes and Warrants, which are attached hereto as Exhibits 4.1 and 4.2, and are incorporated herein by reference.

As part of the closing of the transaction, we entered into an amended and restated employment agreement with Mr. LaPine, effectuating the following:  (i) Mr. LaPine’s title changed from Chairman and Chief Executive Officer to Chairman; (ii) Mr. LaPine’s job description changed such that he is now required to perform only those services commensurate with his position as Chairman, maintaining Semotus’ public listing and SEC compliance and managing the day-to-day operations relating to the Semotus Business (as defined in the Contribution Agreement); (iii) Mr. LaPine was issued 3,508,000 shares of restricted common stock (evidencing an approximate 5% ownership on a fully-diluted basis taking into account the restricted shares issued to Flint at the closing of the transaction, the unvested shares issued to other key employees and executive officers as described below, the shares underlying the Notes and warrants and any shares outstanding or available for issuance under Semotus’ existing stock option plans). Mr. LaPine also has the right to purchase (at any time within the three-year period commencing on the date of closing) or, in the event our Board should determine to dispose of the Semotus Business unit prior to the end of such three-year period, a right of first refusal with respect thereto, in exchange for (1) the shares issued to him in accordance with his new employment agreement (as contemplated by the Contribution Agreement) or (2) the fair market value of the Semotus Business at the time Mr. LaPine exercises his right to purchase (payable in cash or in shares of Semotus common stock issued to Mr. LaPine thereunder), whichever is less. The foregoing description of Mr. LaPine’s Amended and Restated Employment Agreement is qualified in its entirety by reference to the full text of the Amended and Restated Employment Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Additionally, as part of the closing of the transaction, the entire Flint management team and employees have become employees of Semotus.  As a hiring and retention incentive, in lieu of issuing stock options under our existing stock option plan, our Board has approved the issuance of up to 8,410,000 shares of restricted common stock to certain key employees and executive officers, which is subject to vesting over a period of four years such that 25% of the shares vest at the employees’ first annual anniversary and 6.25% of the shares vest quarterly thereafter so that 100% shall be fully vested at the end of four years.

Therefore, on a fully diluted basis, taking into consideration (i) our outstanding stock~~,~~ on the date of the closing, (ii) the stock issuance to Mr. LaPine under his new employment agreement, (iii) the stock we intend to issue to other key employees and executive officers as described above, (iv) the aggregate number of shares underlying the Notes we have assumed, (v) the aggregate number of shares underlying the Flint warrants we assumed and (vi) the aggregate number of shares underlying our outstanding stock options, and our outstanding warrants, we have an aggregate of approximately 70,000,000 shares outstanding.  As a result of the transaction and effective as of the closing, the existing Semotus shareholders now own approximately 3%, Mr. LaPine now owns approximately 5% and Flint and its investors now own approximately 92% of the outstanding shares on a fully-diluted basis of Semotus.

On October 7, 2008, Semotus issued a press release with respect to this acquisition.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES

The information set forth in Item 2.01 above~~,~~ is incorporated herein by reference as it relates to the issuance of 28,460,094 shares of restricted common stock to Flint Telecom, Inc., the issuance of 3,508,000 shares of restricted common stock to Mr. Anthony LaPine, and the issuance of up to 8,410,000 shares of restricted common stock vesting over a period of four years to key employees and executive officers outside of our existing stock option plan.

We believe our offering and sale of the securities in the above transaction, made only to accredited investors and certain persons outside of the United States, were exempt from registration under Section 4(2) of the Securities Act and Regulation S.  The certificates representing the securities issued contain a legend to the effect that such securities were not registered under the Securities Act and may not be transferred except pursuant to an effective registration statement or pursuant to an exemption from such registration requirements.

ITEM 5.01  CHANGES IN CONTROL OF REGISTRANT

The information set forth in Item 2.01 above is incorporated herein by reference.  As a result of the closing of the transaction with Flint, Flint owns approximately 92% of the common stock of Semotus on a fully diluted basis.  Flint also replaced two of our former directors with two individuals designated by it. From and after the closing and until the first to occur of (i) the Flint Business (as defined in the Contribution Agreement) shall have generated positive cash flow or (ii) the Flint Business shall have obtained at least $3,000,000 in additional financing (the events described in clause (i) and (ii) hereof each being referred to as a “Board Change Trigger Event”), the board of directors will be comprised of four directors, two of whom shall be designated by Flint Telecom, Ltd. (“Flint Parent”) (initially Vincent Browne and Michael Butler) and two of whom shall be incumbent directors of Semotus (initially Anthony LaPine and Robert Lanz).  From and after the occurrence of a Board Change Trigger Event, the Semotus board of directors shall take such actions as may be necessary to increase the size of the Semotus board of directors to six directors, with the vacancies created by such board increase to be filled by individuals designated by Flint Parent.

ITEM 5.02  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

The information set forth in Item 2.01 above is incorporated herein by reference.  Effective as of October 1, 2008, we appointed Vincent Browne as our new Chief Executive Officer. Anthony LaPine also resigned from his former position as Chief Executive Officer but will remain our Chairman of the Board.  Mark Williams and Laurence Murray each resigned from the Board of Directors and the vacancies created by their resignations were filled by Flint’s designees, Vincent Browne and Michael Butler.  Neither Mr. Browne nor Mr. Butler qualify as “independent” directors, as that term is defined by the NASDAQ Stock Market and the SEC, and neither will be serving on any Board Committees.

In addition, and also effective October 1, 2008, Pamela LaPine resigned from her position as President, but will remain an executive of the Company as President of Semotus, which has become a business division of the Company.  We also appointed Christopher Knight as Chief Technology Officer effective as of October 1, 2008.

The following are descriptions of the business experience of each of Messrs. Browne, Butler and Knight for at least the past five years:

Vincent Browne, age 40. Mr. Browne founded Flint Telecom, Ltd, Flint Telecom, Inc.’s parent company, in December of 2004 and Flint Telecom, Inc. was incorporated in July of 2005. Mr. Browne has over 15 years experience in the ICT sector. Prior to joining Flint, Mr. Browne founded Prime Carrier Limited (PCL) in 2000 and was its CEO. PCL provides advanced Least Cost Routing software and systems to international  telecom companies across the globe. During his time as founding CEO at PCL, he raised over $18m in various funding rounds and successfully negotiated several multi-million dollar contracts with international customers. Prior to that, Mr. Browne held senior management positions with Siemens in Ireland and with Esat BT. Mr. Browne holds a BComm degree from University College Dublin.

Christopher Knight, age 35. Mr. Knight became the Chief  Information Officer of Flint Telecom, Inc. in February of 2008. Mr. Knight has over 15 years experience in the telecom industry.  Prior to Flint, Mr. Knight was the Chief Technology Officer at BroadStar, a triple play company with services in voice, cable television and high speed Internet services that eventually merged into PrimeCast, where he designed and rebuilt the technology infrastructure.  Prior to that, he designed and deployed the first city-wide wireless network in the Ft. Lauderdale area. During the mid to late 1990’s, Mr. Knight was the Founder and CEO of Network Solutions Group, which specialized in domain name resolution, web hosting and ISP services.

Michael Butler, age 53. Mr. Butler became Flint Telecom, Inc.’s Executive Vice President of Investor Relations in October of 2008. Prior to that, he was Flint’s Finance Director since February of 2006.  Mr. Butler has over 30 years experience in Accountancy and Insolvency practices in Ireland. Most recently as Managing Partner with Butler & Co, which he built to become one of the leading insolvency practices in Ireland. Mr. Butler is a prolific investor in early stage technology and internet companies, most notably Coretime.com which was sold to Sage, and Hostelworld.com, the World’s leading hostel booking engine. Mr. Butler has a BComm from University College Dublin and is a Member of the Irish Institute of Credit Managers.

Pursuant to the terms of their employment: (i) Mr. Browne will receive salary in the amount of $180,000 per year, which shall immediately increase to $240,000 when the Company achieves sustainable profitability for one quarter, and 2,500,000 shares of restricted common stock as described above; (ii) Mr. Knight will receive salary in the amount of $240,000 per year, with a potential bonus of up to an additional $240,000 based on Company performance, to be further defined by Mr. Browne and approved by the Company’s Board of Directors, and 2,660,000 shares of restricted common stock as described above; Mr. Knight will also receive a monthly allowance of $7,500 towards his apartment rental; and (iii) Mr. Butler will receive salary in the amount of $180,000 per year and 1,500,000 shares of restricted common stock as described above.  Each will be entitled to participate in other employee benefit plans to the same extent provided to other executive officers. The foregoing description of the terms of employment of Messrs. Browne, Knight and Butler are qualified in their entirety by reference to the full text of Mr. Browne’s Employment Agreement and Mr. Knight’s and Mr. Butler’s offer letters, which are attached hereto as Exhibits 10.2, 10.3 and 10.4, respectively, and are incorporated herein by reference.

In addition and in connection with the closing, Semotus assumed the following indebtedness owed by Flint:  (i) €1,475,000 in convertible notes owed to Mr. Butler; (ii) $875,000 in convertible notes owed to Mr. Butler and his family members and affilites; and (iii) $238,972 in indebtedness owed by Flint to Flint Telecom, Ltd. which is controlled by Mr. Browne and Mr. Butler.

ITEM 5.03  AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

The information set forth in Item 2.01 above is incorporated herein by reference.  As a result of the closing of the Flint transaction, and as approved by our shareholders at the annual meeting held September 17, 2008, we have filed an amendment to our articles of incorporation increasing our total authorized shares of common stock to 100,000,000 and changing the name of the company to “Flint Telecom Group, Inc.”

ITEM 9.  FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Business Acquired. The required financial statements will be filed as soon as practicable, but not later than 71 calendar days after the date by which this report on Form 8-K must be filed.

(b) Pro Forma Financial Information. The required pro forma financial information will be filed as soon as practicable, but not later than 71 calendar days after the date by which this report on Form 8-K must be filed.

(c)	Exhibits. The following exhibits are filed with this report:
Exhibit Number --------------------	Description ---------------
2.1*	Contribution Agreement by and among Semotus Solutions, Inc., Flint Telecom, Inc. and Flint Telecom, Ltd. dated April 23, 2008.
3.1	Certificate of Amendment to Articles of Incorporation dated October September 30, 2008.
3.2	Certificate of Amendment to Articles of Incorporation dated October 3, 2008.
4.1	Form of Warrant to purchase shares of the Company’s common stock at $0.50 per share.
4.2	Form of convertible promissory note to purchase shares of common stock.
10.1	Amended and Restated Employment Agreement by and among Flint Telecom Group, Inc. and Mr. Anthony LaPine dated October 1, 2008.
10.2	Employment Agreement by and among Flint Telecom Group, Inc. and Mr. Vincent Browne dated October 6, 2008.
10.3	Offer letter by and among Flint Telecom Group, Inc. and Michael Butler dated October 6, 2008.
10.4	Offer letter by and among Flint Telecom Group, Inc. and Christopher Knight dated October 6, 2008.
99.1	Press release of Semotus Solutions, Inc. dated October 7, 2008.
*  Incorporated by reference to Exhibit 2.1 of the Registrant’s Form 8-K filed on April 29, 2008.

                                                        SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

FLINT TELECOM GROUP, INC.
By: /s/ Vincent Browne
Date: October 7, 2008	Vincent Browne,
Chief Executive Officer